SONOMAWEST

HOLDINGS INC

NOTICE OF GRANT OF STOCK OPTION

        Notice is hereby given of the following stock option grant (the “Option”) to purchase shares (the “Option Shares”) of Common Stock of SonomaWest Holdings, Inc., a Delaware corporation (the “Corporation”):

Option Number:	[Option #]
Optionee:	[Optionee]
Grant Date:	[Grant Date]
Number of Option Shares:	[# Shares]
Date Exercisable:	[Immediately Exercisable]
Expiration Date:	[Expiration Date]
Exercise Price:	$[EXERCISE PRICE] per share
Type of Option:	[ ]Incentive Stock Option [ ] Non-Statutory Stock Option

Vesting Schedule: This option may be exercised in whole or in part, in accordance with the following vesting schedule:

Date of Vesting	Number of shares	Total Vested
[Grant Date]	[Shares]	[Shares]

          In no event shall the Option become exercisable for any additional Option Shares after Optionee’s cessation of Service.

          The Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Amended and Restated SonomaWest Holdings, Inc. 2002 Stock Incentive Plan (the “Plan”). The Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”). Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.

          No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason whatsoever, with or without cause.

          Definitions.        All capitalized terms in this Notice shall have the meanings assigned to them in this Notice or in the attached Stock Option Agreement.

          If the spousal consent below is not signed, the Optionee represents and warrants that he or she is not married.

Dated: _______________, 200__

SONOMAWEST HOLDINGS, INC., a California Corporation BY: —————————————— Roger S. Mertz Chairman of the Board

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Name: [OPTIONEE]
Address: ———————————
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        By his or her signature below, the spouse of the Optionee acknowledges that he or she has read the Stock Option Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan.

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Spouse                                                                      Date

ATTACHMENTS

EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS